Exhibit 99.01

CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

SUPPLY CHAIN SERVICES

Pharmaceutical

	Fiscal 2006
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$16,509	$16,952	$17,759	$18,725	$69,945
Growth Rate	9%	8%	9%	14%	10%
Mix	84%	84%	84%	85%	84%

Operating Earnings
Amount	$243	$287	$338	$322	$1,190
Growth Rate	18%	15%	(13)%	(10)%	(1)%
Mix	51%	50%	53%	50%	51%
Operating Margin	1.47%	1.69%	1.91%	1.72%	1.70%

Medical

	Fiscal 2006
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$1,763	$1,770	$1,829	$1,837	$7,199
Growth Rate	6%	5%	7%	5%	6%
Mix	9%	9%	9%	8%	9%

Operating Earnings
Amount	$82	$82	$103	$95	$363
Growth Rate	3%	1%	(1)%	(7)%	(1)%
Mix	17%	14%	16%	15%	16%
Operating Margin	4.65%	4.65%	5.65%	5.19%	5.04%

The sum of the quarters may not equal year-to-date due to rounding.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

PHARMACEUTICAL & MEDICAL PRODUCTS

Clinical Technologies and Services

	Fiscal 2006
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$576	$603	$603	$649	$2,430
Growth Rate	10%	10%	15%	9%	11%
Mix	3%	3%	3%	3%	3%

Operating Earnings
Amount	$78	$94	$101	$111	$384
Growth Rate	88%	34%	73%	47%	56%
Mix	17%	17%	16%	17%	16%
Operating Margin	13.57%	15.61%	16.80%	17.06%	15.81%

Pharmaceutical Technologies and Services

	Fiscal 2006
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$411	$463	$451	$487	$1,813
Growth Rate	5%	8%	7%	8%	7%
Mix	2%	2%	2%	2%	2%

Operating Earnings
Amount	$20	$55	$42	$59	$176
Growth Rate	(54)%	6%	(3)%	64%	1%
Mix	4%	10%	6%	9%	8%
Operating Margin	4.78%	11.95%	9.30%	12.20%	9.73%

Medical Products Manufacturing

	Fiscal 2006
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$383	$397	$413	$440	$1,633
Growth Rate	8%	3%	6%	7%	6%
Mix	2%	2%	2%	2%	2%

Operating Earnings
Amount	$53	$53	$56	$57	$219
Growth Rate	78%	(9)%	(9)%	39%	15%
Mix	11%	9%	9%	9%	9%
Operating Margin	13.80%	13.27%	13.64%	12.99%	13.41%

The sum of the quarters may not equal year-to-date due to rounding.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

SUPPLY CHAIN SERVICES

Pharmaceutical

	Fiscal 2005
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$15,078	$15,710	$16,292	$16,479	$63,559
Growth Rate	15%	13%	18%	16%	16%
Mix	84%	84%	84%	84%	84%

Operating Earnings
Amount	$206	$250	$388	$356	$1,199
Growth Rate	(25)%	(11)%	6%	10%	(4)%
Mix	52%	49%	59%	58%	55%
Operating Margin	1.36%	1.59%	2.38%	2.16%	1.89%

Medical

	Fiscal 2005
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$1,664	$1,690	$1,716	$1,754	$6,823
Growth Rate	9%	5%	4%	5%	6%
Mix	9%	9%	9%	9%	9%

Operating Earnings
Amount	$79	$81	$104	$102	$367
Growth Rate	(9)%	(12)%	(8)%	4%	(6)%
Mix	20%	16%	16%	17%	17%
Operating Margin	4.76%	4.82%	6.05%	5.83%	5.38%

The sum of the quarters may not equal year-to-date due to rounding.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

PHARMACEUTICAL & MEDICAL PRODUCTS

Clinical Technologies and Services

	Fiscal 2005
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$524	$547	$522	$596	$2,189
Growth Rate	57%	38%	32%	40%	41%
Mix	3%	3%	3%	3%	3%

Operating Earnings
Amount	$42	$70	$59	$75	$246
Growth Rate	(36)%	(24)%	(30)%	(8)%	(24)%
Mix	10%	14%	9%	12%	11%
Operating Margin	7.93%	12.85%	11.21%	12.62%	11.22%

Pharmaceutical Technologies and Services

	Fiscal 2005
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$391	$431	$421	$453	$1,695
Growth Rate	15%	16%	5%	8%	11%
Mix	2%	2%	2%	2%	2%

Operating Earnings
Amount	$43	$52	$43	$36	$174
Growth Rate	(33)%	(21)%	(37)%	(53)%	(37)%
Mix	11%	10%	7%	6%	8%
Operating Margin	10.98%	12.14%	10.23%	7.99%	10.29%

Medical Products Manufacturing

	Fiscal 2005
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$355	$384	$388	$410	$1,537
Growth Rate	—	2%	2%	3%	1%
Mix	2%	2%	2%	2%	2%

Operating Earnings
Amount	$30	$58	$62	$41	$191
Growth Rate	(39)%	13%	12%	(32)%	(11)%
Mix	7%	11%	9%	7%	9%
Operating Margin	8.39%	15.11%	15.98%	9.98%	12.41%

The sum of the quarters may not equal year-to-date due to rounding.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

SUPPLY CHAIN SERVICES

Pharmaceutical

	Fiscal 2004
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$13,112	$13,860	$13,778	$14,225	$54,974
Mix	84%	84%	83%	83%	83%

Operating Earnings
Amount	$273	$280	$366	$325	$1,245
Mix	51%	48%	53%	51%	51%
Operating Margin	2.08%	2.02%	2.66%	2.29%	2.26%

Medical

	Fiscal 2004
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$1,525	$1,607	$1,643	$1,671	$6,445
Mix	10%	10%	10%	10%	10%

Operating Earnings
Amount	$87	$93	$113	$99	$391
Mix	16%	16%	17%	15%	16%
Operating Margin	5.68%	5.77%	6.86%	5.90%	6.06%

The sum of the quarters may not equal year-to-date due to rounding.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

PHARMACEUTICAL & MEDICAL PRODUCTS

Clinical Technologies and Services

	Fiscal 2004
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$335	$397	$395	$424	$1,551
Mix	2%	2%	2%	3%	3%

Operating Earnings
Amount	$65	$93	$84	$81	$323
Mix	12%	16%	12%	13%	13%
Operating Margin	19.38%	23.37%	21.22%	19.21%	20.82%

Pharmaceutical Technologies and Services

	Fiscal 2004
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$339	$372	$400	$419	$1,531
Mix	2%	2%	3%	2%	2%

Operating Earnings
Amount	$64	$66	$68	$78	$276
Mix	12%	11%	10%	12%	11%
Operating Margin	18.89%	17.68%	17.07%	18.53%	18.02%

Medical Products Manufacturing

	Fiscal 2004
(in millions)	Q1	Q2	Q3	Q4	YTD
Revenue
Amount	$356	$378	$381	$399	$1,514
Mix	2%	2%	2%	2%	2%

Operating Earnings
Amount	$49	$51	$55	$60	$215
Mix	9%	9%	8%	9%	9%
Operating Margin	13.66%	13.55%	14.49%	15.10%	14.22%

The sum of the quarters may not equal year-to-date due to rounding.

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